[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) BOND FUND

                              SEMIANNUAL REPORT o OCTOBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended October 31, 2000, Class A shares of the fund provided a total return of 4.10%, Class B shares 3.75%, Class C shares 3.75%, and Class I shares 4.17%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 5.53% return over the same period for the fund's benchmark, the Lehman Brothers Government/ Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index that includes U.S. Treasury and government agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations. During the same period, the average corporate debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.11%.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD?

A. On a positive note, performance benefited from signs that the economy was slowing and inflationary pressures remained in check. Bond yields generally fell in response to this development, and most bond prices increased. The notable exceptions were corporate bonds, which faced many challenges. A slumping stock market and questions about future corporate profitability weighed heavily on the minds of corporate bond investors already worried about the increased rate of bond credit-rating downgrades and the inflationary impact of higher oil prices. As a gauge of the increasingly negative sentiment looming over corporate bonds, the yield spreads -- the difference between the yields of corporate bonds and Treasury securities -- widened to their highest levels ever. Essentially, we believe investors wanted significantly more yield from corporate bonds as a way of compensating for their added credit risk.

    Retail issuers and bonds with asbestos liabilities took the biggest hit, and that negatively impacted our performance over the period. The proportion of these "fallen angels" (former investment-grade bonds whose ratings fell below "BBB") trading at "distressed" prices (yielding 10 percentage points or more above Treasuries) reached its highest level in recent memory. As a result of these conditions, there was a noticeable lack of interest from "vulture" investors who have historically purchased the debt instruments of companies that fell on hard times. We think these opportunistic investors -- many of which were high-yield mutual funds -- avoided these securities either because of a lack of funds or evidence that the creditworthiness of issuers was worsening.

Q.  WHICH STRATEGIES WORKED OUT WELL FOR THE FUND?

A. Our decision to maintain large weightings relative to the Lehman Index in utility and energy bonds helped performance. Energy holdings such as Philips Petroleum and Apache Corp. benefited from higher oil and natural gas prices and strong demand, as investors increasingly sought out sectors with a reputation for being defensive in a slower economy. Utility holdings also benefited from their reputation as a defensive sector. Cleveland Electric was a utility that was bolstered by crossing over to investment-grade status. In addition, our holdings in enhanced equipment trust certificates issued by American and Continental Airlines performed well. These investments are guaranteed by the airlines and are collateralized by their airplane fleets.

    Finally, our decision earlier this year to reduce telecommunications holdings proved beneficial. The reduction stemmed from our concerns that the supply of telecommunications bonds would expand dramatically as companies tapped into the market to meet their funding needs. More important, however, were our concerns about the industry's deteriorating fundamentals as indicated at the time by equity valuations. In the late summer and early fall, our decision was rewarded when telecommunications bonds came under heavy selling pressure in response to fears that some companies would miss their earnings targets and that others were having difficulty executing their business plans.

Q. YOU SIGNIFICANTLY INCREASED THE ALLOCATION TO MORTGAGE SECURITIES BY THE END OF THE PERIOD. WHAT PROMPTED THAT MOVE?

A. Because we believe there may be more difficult times ahead for the corporate bond market, we wanted to increase our stake in bonds that don't carry credit risk. So we purchased mortgage securities issued by the Federal National Mortgage Association and the Government National Mortgage Association that carried over 1.5% more yield than Treasury securities with comparable maturities. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) While they don't have credit risk, mortgage securities do carry prepayment risk, meaning they can be paid off before maturity if interest rates fall and the rate of homeowners refinancing their mortgages or starting new ones increases dramatically. Although we believe interest rates may fall somewhat in the first half of 2001, we don't think they'll fall enough to prompt a significant wave of refinancing activity.

Q.  WHAT'S YOUR APPROACH TO THE U.S. TREASURY MARKET?

A. We've positioned the fund to potentially benefit from the dwindling supply of long- and intermediate-maturity Treasury securities. The U.S. Treasury recently announced that it expects to pay down $23 billion in marketable debt during the fourth quarter of 2000, which is about $13 billion more than it had projected at the end of July. Furthermore, it plans to buy back approximately $9 billion more in debt during the first quarter of 2001. With those additional buybacks, plus reduced and less frequent auctions of new debt, we believe that intermediate- and long-term Treasury securities will continue to benefit as they have since the buybacks started in early 2000.

Q.  WHAT IS YOUR OUTLOOK?

A. The economy is showing tangible signs of slowing. For the third quarter of 2000, gross domestic product grew at 2.4% on an annual basis, compared to nearly double that rate during the previous quarter. And there have been other signs of economic weakness: employment growth has stalled, auto sales have retracted, and home and consumer sales have retrenched a bit. Given that backdrop, we believe that the Federal Reserve Board may move toward a more neutral stance for the remainder of 2000 and eventually will lower interest rates in the first or second quarter of 2001. If interest rates do stabilize or decline, we believe the environment will be positive for bonds.

/s/ Geoffrey L. Kurinsky              /s/ William J. Adams

    Geoffrey L. Kurinsky                  William J. Adams
    Portfolio Manager                     Associate Portfolio Manager

Note to Shareholders: William J. Adams joined the fund as Associate Portfolio Manager in July 2000.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   GEOFFREY L. KURINSKY IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE MANAGES THE INVESTMENT-GRADE BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. GEOFF JOINED THE MFS FIXED INCOME DEPARTMENT IN 1987 AND WAS NAMED PORTFOLIO MANAGER IN 1989, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND EARNED AN M.B.A. DEGREE IN FINANCE FROM BOSTON UNIVERSITY.

   WILLIAM J. ADAMS, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND AN ASSOCIATE PORTFOLIO MANAGER OF THE BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND ANNUITIES. BILL JOINED MFS IN 1997. HE WAS NAMED VICE PRESIDENT IN 1999 AND ASSOCIATE PORTFOLIO MANAGER IN 2000. HE HAS AN M.B.A. FROM INDIANA UNIVERSITY AND AN UNDERGRADUATE DEGREE FROM LASALLE UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST (CFA).

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                                 BELIEVED TO BE CONSISTENT WITH PRUDENT
                                 INVESTMENT RISK. AS A SECONDARY OBJECTIVE, THE
                                 FUND STRIVES TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         MAY 8, 1974

  CLASS INCEPTION:               CLASS A  MAY 8, 1974
                                 CLASS B  SEPTEMBER 7, 1993
                                 CLASS C  JANUARY 3, 1994
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $1.1 BILLION NET ASSETS AS OF OCTOBER 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

CLASS A
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +4.10%        +5.14%       + 9.18%       +27.76%       +112.56%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --           +5.14%       + 2.97%       + 5.02%       +  7.83%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --           +0.14%       + 1.31%       + 4.00%       +  7.31%
------------------------------------------------------------------------------------------------------------

CLASS B
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +3.75%        +4.42%       + 6.83%       +23.23%       +101.63%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --           +4.42%       + 2.23%       + 4.27%       +  7.26%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --           +0.50%       + 1.37%       + 3.96%       +  7.26%
------------------------------------------------------------------------------------------------------------

CLASS C
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +3.75%        +4.42%       + 6.87%       +23.26%       +102.44%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --           +4.42%       + 2.24%       + 4.27%       +  7.31%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --           +3.44%       + 2.24%       + 4.27%       +  7.31%
------------------------------------------------------------------------------------------------------------

CLASS I
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +4.17%        +5.46%       +10.14%       +29.33%       +115.19%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --           +5.46%       + 3.27%       + 5.28%       +  7.96%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE
IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2000

QUALITY RATINGS
Source: Standard & Poor's and Moody's

                  "AAA"                         3.9%
                  "AA"                          3.3%
                  "A"                          15.0%
                  "BBB"                        31.8%
                  "BB"                         10.8%
                  "B"                           6.0%
                  "CCC"                         0.4%
                  Not Rated                     0.4%
                  Equity                        0.1%
                  Other                         0.7%
                  Governments                  27.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2000

Bonds - 97.3%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 54.7%
  Airlines - 2.7%
    Airplane Pass-Through Trust, 10.875s, 2019+                      $  1,482           $    1,117,726
    American Airlines Pass-Through Trust, 7.024s, 2009                  5,678                5,530,542
    Continental Airlines Pass-Through Trust, Inc.,
      9.5s, 2013                                                        3,894                4,030,373
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                                      1,220                1,125,450
    Continental Airlines Pass-Through Trust, Inc.,
      6.545s, 2019                                                      7,484                6,831,551
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                                      3,340                3,222,221
    Jet Equipment Trust, 8.64s, 2012##                                  1,855                1,893,089
    Jet Equipment Trust, 11.44s, 2014##                                 3,500                3,921,925
    Jet Equipment Trust, 10.69s, 2015##                                 2,390                2,583,781
                                                                                        --------------
                                                                                        $   30,256,658
------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    General Motors Corp., 9.4s, 2021                                 $  1,000           $    1,142,850
------------------------------------------------------------------------------------------------------
  Banks/Finance - 10.3%
    AIG Sunamerica Global Financing II, 7.6s, 2005##                 $  5,215           $    5,373,067
    Capital One Financial Corp., 7.25s, 2003                           15,011               14,813,921
    Citigroup, Inc., 7.25s, 2010                                        9,475                9,414,644
    Colonial Capital II, 8.92s, 2027                                    2,140                1,795,980
    FleetBoston Financial Corp., 7.25s, 2005                            2,737                2,751,424
    Ford Motor Credit Co., 7.875s, 2010                                 9,483                9,509,268
    General Electric Capital Corp., 8.7s, 2007                          1,244                1,351,958
    General Motors Acceptance Corp., 7.5s, 2005                         4,644                4,685,703
    GS Escrow Corp., 6.75s, 2001                                        9,535                9,413,295
    MBNA America Bank National Assoc., 6.875s, 2004                     5,707                5,570,717
    Morgan Stanley Dean Witter & Co., 8s, 2010                         14,892               15,409,050
    Natexis Ambs LLC, 8.44s, 2049##                                     3,159                3,018,314
    Providian Capital I, 9.525s, 2027##                                 6,389                4,809,256
    Qwest Capital Funding, Inc., 7.75s, 2006##                          6,121                6,230,688
    Riggs National Corp., 9.65s, 2009                                   4,528                4,403,480
    Socgen Real Estate LLC, 7.64s, 2049##                              10,868               10,162,884
    Unicredito Italiano Capital Trust, 9.2s, 2049##                     5,200                5,167,552
    United Companies Financial Corp., 7.7s, 2004**                      1,300                  416,000
                                                                                        --------------
                                                                                        $  114,297,201
------------------------------------------------------------------------------------------------------
  Building - 0.3%
    Building Materials Corp., 8.625s, 2006                           $  1,000           $      320,000
    Building Materials Corp., 8s, 2008                                  4,135                1,240,500
    Nortek, Inc., 9.25s, 2007                                           2,110                1,877,900
                                                                                        --------------
                                                                                        $    3,438,400
------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Lyondell Chemical Co., 9.625s, 2007                              $  1,590           $    1,542,300
    Lyondell Chemical Co., 9.875s, 2007                                   402                  391,950
                                                                                        --------------
                                                                                        $    1,934,250
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Anacomp, Inc., 10.875s, 2004                                     $  4,650                  674,250
    Seagate Technology, Inc., 7.45s, 2037                               6,525                6,723,164
                                                                                        --------------
                                                                                        $    7,397,414
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.9%
    Hasbro, Inc., 7.95s, 2003                                        $  5,356           $    4,952,158
    Kindercare Learning Centers, Inc., 9.5s, 2009                       3,450                3,148,125
    Nabisco Holdings, 6.375s, 2035                                      2,270                2,145,218
                                                                                        --------------
                                                                                        $   10,245,501
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 5.9%
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015        $  2,730           $    2,702,770
    BCF LLC, 7.75s, 2026##                                              1,485                  860,111
    Chase Commercial Mortgage Securities Corp., 6.6s, 2012              4,040                3,166,597
    Commerce 2000, 7.9s, 2011##                                         3,190                3,191,994
    Commercial Mortgage Asset Trust, 7.839s, 2020
      (Interest only)                                                 182,344                6,139,539
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                   9,750                9,609,795
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                      2,700                2,463,328
    DLJ Commercial Mortgage Corp., 8.819s, 2003##                       2,721                2,721,000
    DLJ Commercial Mortgage Corp., 9.71s, 2003##                        2,084                2,010,409
    Ford Credit Auto Owner Trust, 7.5s, 2003##                          1,890                1,890,591
    GMAC Commercial Mortgage Security, Inc., 7.43s, 2004                5,880                5,721,056
    Greenpoint Manufactured Housing, 7.6s, 2022                         7,400                7,446,916
    Merrill Lynch Mortgage Investors, Inc., 8.49s, 2022+                2,000                1,906,562
    Morgan Stanley Capital I, 6.86s, 2010                               6,327                5,169,539
    Morgan Stanley Capital I, 6.01s, 2030                               4,641                4,494,939
    Morgan Stanley Capital I, 7.771s, 2039                              7,510                5,802,961
                                                                                        --------------
                                                                                        $   65,298,107
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Coca Cola Bottling Co., 6.375s, 2009                             $  8,346           $    7,468,835
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 2.8%
    Gaylord Container Corp., 9.75s, 2007                             $  5,000           $    3,300,000
    Georgia-Pacific Corp., 9.95s, 2002                                  8,738                9,016,393
    Georgia-Pacific Corp., 9.875s, 2021                                14,278               14,940,214
    Georgia-Pacific Corp., 9.5s, 2022                                     250                  253,062
    Riverwood International Corp., 10.25s, 2006                         2,000                1,955,000
    U.S. Timberlands, 9.625s, 2007                                      2,000                1,795,000
                                                                                        --------------
                                                                                        $   31,259,669
------------------------------------------------------------------------------------------------------
  Insurance - 1.6%
    Aflac, Inc., 6.5s, 2009                                          $ 10,000           $    9,257,400
    Atlantic Mutual Insurance Co., 8.15s, 2028##                        4,864                3,648,341
    The Mony Group, Inc., 8.35s, 2010                                   4,679                4,720,175
                                                                                        --------------
                                                                                        $   17,625,916
------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    PSINET, Inc., 11s, 2009                                          $  2,340           $    1,134,900
------------------------------------------------------------------------------------------------------
  Media/Entertainment - 5.7%
    Belo AH Corp., 7.75s, 2027                                       $  2,259           $    1,932,168
    Chancellor Media Corp., 8.125s, 2007                               11,925               12,014,437
    Chancellor Media Corp., 8.75s, 2007                                 1,500                1,537,500
    CSC Holdings, Inc., 7.25s, 2008                                     4,618                4,231,150
    Frontiervision Operating Partnership LP, 11s, 2006                  2,110                2,025,600
    Granite Broadcasting Corp., 8.875s, 2008                            4,000                2,760,000
    Hearst Argyle Television, Inc., 7.5s, 2027                          9,114                7,968,735
    Liberty Media Group, 8.25s, 2030                                    4,129                3,723,726
    MGM Mirage, Inc., 8.5s, 2010                                        4,997                4,943,482
    News America Holdings, Inc., 6.625s, 2008                           6,903                6,387,001
    News America Holdings, Inc., 10.125s, 2012                            740                  794,923
    Time Warner Entertainment Co., 8.375s, 2033                         6,587                6,858,121
    Time Warner, Inc., 10.15s, 2012                                     5,359                6,343,609
    Time Warner, Inc., 6.875s, 2018                                     2,216                2,025,912
                                                                                        --------------
                                                                                        $   63,546,364
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    The Healthcare Co., 8.75s, 2010                                  $  5,802           $    5,874,525
------------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    Occidental Petroleum Corp., 6.75s, 2002                          $  3,771           $    3,734,761
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                         2,550                2,381,062
                                                                                        --------------
                                                                                        $    6,115,823
------------------------------------------------------------------------------------------------------
  Oils - 2.5%
    Apache Corp., 7.95s, 2026                                        $  9,480           $    9,714,251
    P&L Coal Holdings Corp., 9.625s, 2008                               4,000                3,890,000
    Phillips Petroleum Co., 8.75s, 2010                                11,630               12,684,143
    Pioneer Natural Resources Co., 9.625s, 2010                         1,635                1,724,925
                                                                                        --------------
                                                                                        $   28,013,319
------------------------------------------------------------------------------------------------------
  Railroads - 0.7%
    Union Pacific Corp., 6.34s, 2003                                 $  2,746           $    2,671,501
    Union Pacific Corp., 6.39s, 2004                                    5,585                5,395,668
                                                                                        --------------
                                                                                        $    8,067,169
------------------------------------------------------------------------------------------------------
  Real Estate - 0.2%
    EOP Operating Ltd., 8.1s, 2010                                   $  1,693           $    1,700,500
------------------------------------------------------------------------------------------------------
  Retail - 0.8%
    J.Crew Operating Corp., 10.375s, 2007                            $  4,310           $    3,792,800
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                  2,330                   43,687
    Musicland Group, Inc., 9s, 2003                                     5,000                4,637,500
                                                                                        --------------
                                                                                        $    8,473,987
------------------------------------------------------------------------------------------------------
  Steel - 0.1%
    AK Steel Holdings Corp., 9.125s, 2006                            $    550           $      541,750
------------------------------------------------------------------------------------------------------
  Telecommunications - 4.5%
    Century Communications Corp., 0s, 2008                           $  5,000           $    1,900,000
    GTE Corp., 9.1s, 2003                                               5,934                6,208,685
    Nextel Communications, 9.375s, 2009                                 5,000                4,850,000
    Nextel International, Inc. 0s to 2003, 12.125s to 2008              2,000                1,220,000
    Nextlink Communications, Inc., 10.75s, 2009                         5,000                4,400,000
    NTL Communications Corp. 0s to 2003, 12.375s to 2008                5,000                2,800,000
    Sprint Spectrum LP, 11s, 2006                                       2,515                2,708,202
    TCI Communications Financing III, 9.65s, 2027                       8,590                9,136,152
    Telecom de Puerto Rico, 6.65s, 2006                                 2,794                2,656,373
    Telecom de Puerto Rico, 6.8s, 2009                                  6,622                6,171,420
    WorldCom, Inc., 8.875s, 2006                                        7,920                8,172,648
                                                                                        --------------
                                                                                        $   50,223,480
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 11.4%
    Beaver Valley Funding Corp. II, 9s, 2017                         $  9,399           $    9,707,569
    CalEnergy Co., Inc., 7.23s, 2005                                       10                    9,904
    Cleveland Electric Illuminating Co., 9s, 2023                       8,184                8,408,242
    CMS Energy Corp., 8.375s, 2003                                      4,720                4,562,895
    Commonwealth Edison Co., 8.5s, 2022                                 1,047                1,055,481
    Connecticut Light & Power Co., 7.875s, 2001                         5,398                5,410,685
    Connecticut Light & Power Co., 7.75s, 2002                            550                  554,208
    Connecticut Light & Power Co., 8.59s, 2003                          4,000                3,994,200
    Connecticut Light & Power Co., 7.875s, 2024                         4,233                4,248,704
    Dominion Resources, Inc., 7.625s, 2005                              3,422                3,455,946
    Entergy Mississippi, Inc., 6.2s, 2004                               1,307                1,239,493
    GGIB Funding Corp., 7.43s, 2011                                     3,672                3,588,934
    Gulf States Utilities Co., 8.21s, 2002                             10,575               10,634,008
    Gulf States Utilities Co., 8.25s, 2004                                658                  675,437
    Midland Funding Corp., 10.33s, 2002                                 9,939               10,127,844
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010               22,395               18,139,502
    Northeast Utilities, 8.58s, 2006                                    4,567                4,650,261
    NRG Energy, Inc., 8.7s, 2005##                                      7,060                7,493,032
    NRG Energy, Inc., 8.962s, 2016##                                    3,277                3,371,395
    PNPP II Funding Corp., 9.12s, 2016                                    507                  524,350
    RGS Aegco Funding Corp., 9.81s, 2022                                3,548                4,090,552
    Salton Sea Funding Corp., 7.84s, 2010                               3,925                3,822,243
    Salton Sea Funding Corp., 8.3s, 2011                                  783                  781,512
    Toledo Edison Co., 7.875s, 2004                                     7,535                7,649,080
    Utilicorp United, Inc., 7s, 2004                                    1,696                1,648,987
    Waterford 3 Funding Corp., 8.09s, 2017                              7,188                7,025,841
                                                                                        --------------
                                                                                        $  126,870,305
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.4%
    Northern Natural Gas, 7s, 2011##                                 $ 14,124           $   13,548,306
    Tennessee Gas Pipeline Co., 7.625s, 2037                            2,600                2,473,432
                                                                                        --------------
                                                                                        $   16,021,738
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $  606,948,661
------------------------------------------------------------------------------------------------------
Foreign Bonds - 15.2%
  Australia - 1.2%
    Apache Finance Ltd., 7s, 2009 (Real Estate)                      $  1,391           $    1,346,878
    Cable & Wireless Optus Ltd., 8.125s, 2009
      (Telecommunications)##                                            4,630                4,806,033
    Cable & Wireless Optus Ltd., 8s, 2010
      (Telecommunications)##                                            6,510                6,722,551
                                                                                        --------------
                                                                                        $   12,875,462
------------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                           $  6,808           $    6,501,640
------------------------------------------------------------------------------------------------------
  Brazil - 0.6%
    Banco Nacional de Desenvolvi, 12.554s, 2008
      (Banks and Finance)+                                           $  3,365           $    3,121,037
    Banco Nacional de Desenvolvi, 12.554s, 2008
      (Banks and Finance)##                                             1,475                1,368,063
    Federal Republic of Brazil, 8s, 2014                                1,458                1,088,770
    Federal Republic of Brazil, 6s, 2024                                  390                  255,095
    Federal Republic of Brazil, 7.625s, 2024                              956                  728,504
                                                                                        --------------
                                                                                        $    6,561,469
------------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 7.75s, 2011                       $  1,566           $    1,168,627
    National Republic of Bulgaria, 7.75s, 2024                          3,114                2,335,500
                                                                                        --------------
                                                                                        $    3,504,127
------------------------------------------------------------------------------------------------------
  Canada - 2.3%
    Alberta Energy Ltd., 7.65s, 2010 (Utilities - Electric)          $  2,831           $    2,857,696
    Alberta Energy Ltd., 8.125s, 2030 (Utilities - Electric)            2,121                2,134,723
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                   2,401                2,681,725
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                              5,520                4,416,938
    J Seagram & Sons, Inc., 7.5s, 2018 (Media/Entertainment)            9,298                9,971,547
    J Seagram & Sons, Inc., 6.875s, 2023
      (Media/Entertainment)                                             3,701                3,725,427
                                                                                        --------------
                                                                                        $   25,788,056
------------------------------------------------------------------------------------------------------
  Chile - 2.0%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                       $  6,500           $    6,454,760
    Empresa Nacional de Electric, 7.75s, 2008
      (Utilities - Electric)                                            9,386                8,764,450
    Empresa Nacional de Electric, 8.5s, 2009
      (Utilities - Electric)                                            4,690                4,574,954
    Empresa Nacional de Electric, 7.325s, 2037
      (Utilities - Electric)                                            2,365                2,135,217
                                                                                        --------------
                                                                                        $   21,929,381
------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Kansallis-Osake, 10s, 2002 (Banks and Finance)                   $  3,184           $    3,306,074
------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Nuevo Grupo Iusacell S.A., 14.25s, 2006 (Telecommunications)     $    787           $      792,902
    Pemex Finance Ltd., 9.125s, 2010 (Banks and Finance)##              2,182                2,122,497
    Pemex Finance Ltd., 10.61s, 2017 (Banks and Finance)                3,500                3,926,335
    United Mexican States, 11.375s, 2016                                  695                  783,856
                                                                                        --------------
                                                                                        $    7,625,590
------------------------------------------------------------------------------------------------------
  Netherlands - 1.0%
    Hermes Europe Railtel BV, 10.375s, 2009 (Telecommunications)     $  6,860           $    3,087,000
    Koninklijke KPN, 8s, 2010 (Telecommunications)##                    1,056                1,032,314
    Koninklijke KPN, 8.375s, 2030 (Telecommunications)##                1,378                1,339,306
    Telefonica Europe BV, 7.35s, 2005 (Telecommunications)              6,209                6,216,637
                                                                                        --------------
                                                                                        $   11,675,257
------------------------------------------------------------------------------------------------------
  Norway - 0.9%
    Union Bank of Norway, 7.35s, 2049 (Banks and Finance)##          $ 10,000           $    9,865,300
------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 4.5s, 2014                                   $    364           $      288,470
    Republic of Panama, 10.75s, 2020                                    3,100                3,016,300
    Republic of Panama, 8.875s, 2027                                    1,311                1,101,240
                                                                                        --------------
                                                                                        $    4,406,010
------------------------------------------------------------------------------------------------------
  Poland - 0.1%
    Netia Holdings BV, 0s to 2001, 11.25s to 2007
      (Consumer Goods and Services)                                  $    700           $      448,000
    Netia Holdings BV, 10.25s, 2007 (Consumer Goods
      and Services)                                                     1,425                1,068,750
                                                                                        --------------
                                                                                        $    1,516,750
------------------------------------------------------------------------------------------------------
  Qatar - 0.2%
    State of Qatar, 9.75s, 2030##                                    $  2,329           $    2,267,864
------------------------------------------------------------------------------------------------------
  Russia - 0.2%
    Russian Federation, 8.25s, 2010##                                $    211           $      135,868
    Russian Federation, 2.5s, 2030##                                    6,211                2,313,486
                                                                                        --------------
                                                                                        $    2,449,354
------------------------------------------------------------------------------------------------------
  South Korea - 1.3%
    Cho Hung Bank, 11.5s, 2010 (Banks and Finance)##                 $  2,720           $    2,601,000
    Export-Import Bank Korea, 7.1s, 2007 (Banks and
      Finance)                                                         11,151               11,043,103
    Hanvit Bank, 12.75s, 2010 (Banks and Finance)##                       962                  933,140
                                                                                        --------------
                                                                                        $   14,577,243
------------------------------------------------------------------------------------------------------
  Sweden - 1.1%
    AB Spintab, 6.8s, 2049 (Banks and Finance)##                     $ 12,536           $   12,280,617
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    British Sky Broadcasting, 6.875s, 2009
      (Telecommunications)                                           $ 20,946           $   17,868,823
    Colt Telecom Group PLC, 7.625s, 2008
      (Telecommunications)                                       DEM    3,400                1,331,211
    Telewest PLC, 9.625s, 2006 (Media/Entertainment)                 $  3,850                3,195,500
                                                                                        --------------
                                                                                        $   22,395,534
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $  169,525,728
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 11.1%
    Federal Home Loan Pc, 9.5s, 2001                                 $      1           $          250
    Federal National Mortgage Association, 7s, 2015 - 2029             56,433               55,618,189
    Federal National Mortgage Association, 7.5s, 2030                  67,634               67,551,082
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                             $  123,169,521
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 16.3%
  Government National Mortgage Association - 4.2%
    GNMA, 7s, 2028                                                   $    198           $      195,234
    GNMA, 7.5s, 2023 - 2028                                            20,900               20,985,860
    GNMA, 8s, 2025 - 2029                                              24,871               25,269,567
                                                                                        --------------
                                                                                        $   46,450,661
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 12.1%
    U.S. Treasury Bonds, 11.625s, 2004                               $ 25,000           $   30,039,000
    U.S. Treasury Bonds, 6.125s, 2029                                  51,046               52,864,258
    U.S. Treasury Bonds, 6.25s, 2030                                   21,601               23,005,065
    U.S. Treasury Notes, 6.75s, 2005                                      157                  162,765
    U.S. Treasury Notes, 4.25s, 2010***                                 2,007                2,067,553
    U.S. Treasury Notes, 5.75s, 2010                                   26,241               26,216,334
                                                                                        --------------
                                                                                        $  134,354,975
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                        $  180,805,636
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,115,821,268)                                           $1,080,449,546
------------------------------------------------------------------------------------------------------
Preferred Stock - 0.1%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
    Primedia, Inc., 8.625% (Identified Cost $1,311,750)                13,250           $    1,113,000
------------------------------------------------------------------------------------------------------

Call Options Purchased
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                 OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                            (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Euro/January/0.98 (Premiums Paid, $1,800,000)                    $ 98,000           $       11,172
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.1%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/00, due 11/1/00, total
      to be received $805,147 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account) at Cost                                $    805           $      805,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,119,738,018)                                     $1,082,378,718
------------------------------------------------------------------------------------------------------

Put Options Written
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                 OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                            (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
    Euro/January/1.03 (Premiums Received, $745,000)              EUR (103,000)          $         (515)
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 2.5%                                                       27,734,331
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,110,112,534
------------------------------------------------------------------------------------------------------
 ** Non-income producing security.
*** Securities held as futures collateral.
 ## SEC Rule 144A restriction.
  + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

        DEM = Deutsche Marks            EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------------------------
OCTOBER 31, 2000
----------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,119,738,018)                       $1,082,378,718
  Cash                                                                               2,138,922
  Net receivable for forward foreign currency exchange contracts closed or
    subject to master netting agreements                                                46,653
  Receivable for fund shares sold                                                    2,708,320
  Receivable for investments sold                                                   80,811,490
  Interest receivable                                                               22,169,430
  Other assets                                                                          23,119
                                                                                --------------
      Total assets                                                              $1,190,276,652
                                                                                --------------
Liabilities:
  Payable for fund shares reacquired                                                 4,307,540
  Payable for investments purchased                                                 75,118,261
  Payable for daily variation margin on open futures contracts                         264,596
  Written options outstanding, at value (premiums received, $745,000)                      515
  Payable to affiliates -
    Management fee                                                                      25,495
    Shareholder servicing agent fee                                                      3,047
    Distribution and service fee                                                        15,991
    Administrative fee                                                                     534
  Accrued expenses and other liabilities                                               428,139
                                                                                --------------
      Total liabilities                                                         $   80,164,118
                                                                                --------------
Net assets                                                                      $1,110,112,534
                                                                                ==============
Net assets consist of:
  Paid-in capital                                                               $1,235,319,265
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                                (36,090,402)
  Accumulated net realized loss on investments and
    foreign currency transactions                                                  (91,805,619)
  Accumulated undistributed net investment income                                    2,689,290
                                                                                --------------
      Total                                                                     $1,110,112,534
                                                                                ==============
Shares of beneficial interest outstanding                                           92,109,174
                                                                                ==============
Class A shares:
  Net asset value per share
    (net assets of $736,367,044 / 61,029,357 shares of
beneficial interest outstanding)                                                    $12.07
                                                                                    ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                                               $12.67
                                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $283,146,076 / 23,544,681 shares of
    beneficial interest outstanding)                                                $12.03
                                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $78,736,239 / 6,552,508 shares of
     beneficial interest outstanding)                                               $12.02
                                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $11,863,175 / 982,628 shares of
     beneficial interest outstanding)                                               $12.07
                                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and
Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                    $ 44,986,136
    Dividends                                                                         57,134
                                                                                ------------
      Total investment income                                                   $ 45,043,270
                                                                                ------------
  Expenses -
    Management fee                                                              $  2,205,732
    Trustees' compensation                                                            28,674
    Shareholder servicing agent fee                                                  560,461
    Distribution and service fee (Class A)                                         1,126,999
    Distribution and service fee (Class B)                                         1,410,236
    Distribution and service fee (Class C)                                           391,523
    Administrative fee                                                                98,081
    Custodian fee                                                                    167,838
    Printing                                                                          54,150
    Postage                                                                           46,476
    Auditing fees                                                                     20,768
    Legal fees                                                                         2,356
    Miscellaneous                                                                    434,591
                                                                                ------------
      Total expenses                                                            $  6,547,885
    Fees paid indirectly                                                             (97,766)
                                                                                ------------
      Net expenses                                                              $  6,450,119
                                                                                ------------
        Net investment income                                                   $ 38,593,151
                                                                                ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                     $ (9,127,900)
    Written option transactions                                                   (1,440,000)
    Futures contracts                                                                (69,116)
    Foreign currency transactions                                                    178,173
                                                                                ------------
      Net realized loss on investments and foreign currency transactions        $(10,458,843)
                                                                                ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                 $ 15,288,136
    Written options                                                                   34,485
    Futures contracts                                                               (301,937)
    Translation of assets and liabilities in foreign currencies                      (60,864)
                                                                                ------------
      Net unrealized gain on investments and foreign currency translation       $ 14,959,820
                                                                                ------------
        Net realized and unrealized gain on investments and foreign
        currency                                                                $  4,500,977
                                                                                ------------
          Increase in net assets from operations                                $ 43,094,128
                                                                                ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                           OCTOBER 31, 2000         APRIL 30, 2000
                                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                      $   38,593,151         $   80,518,772
  Net realized loss on investments and foreign currency
    transactions                                                                (10,458,843)           (55,997,726)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                         14,959,820            (47,365,135)
                                                                             --------------         --------------
      Increase (decrease) in net assets from operations                      $   43,094,128         $  (22,844,089)
                                                                             --------------         --------------
Distributions declared to shareholders -
  From net investment income (Class A)                                       $  (26,828,327)        $  (55,462,421)
  From net investment income (Class B)                                           (9,115,575)           (18,448,336)
  From net investment income (Class C)                                           (2,535,063)            (5,453,077)
  From net investment income (Class I)                                             (343,863)              (601,364)
                                                                             --------------         --------------
      Total distributions declared to shareholders                           $  (38,822,828)        $  (79,965,198)
                                                                             --------------         --------------
Net increase (decrease) in net assets from fund share transactions           $    4,316,818         $  (59,006,164)
                                                                             --------------         --------------
      Total increase (decrease) in net assets                                $    8,588,118         $ (161,815,451)
Net assets:
  At beginning of period                                                      1,101,524,416          1,263,339,867
                                                                             --------------         --------------
  At end of period (including accumulated undistributed
    net investment income of $2,689,290 and $2,918,967, respectively)        $1,110,112,534         $1,101,524,416
                                                                             ==============         ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
                                           SIX MONTHS ENDED         ----------------------------------------------------------
                                           OCTOBER 31, 2000           2000         1999         1998         1997         1996
                                                (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of  period               $12.02         $13.08       $13.57       $13.04       $12.85       $12.71
                                                     ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income                              $ 0.43         $ 0.87       $ 0.88       $ 0.89       $ 0.94       $ 0.95
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                               0.05          (1.07)       (0.46)        0.55         0.18         0.15
                                                     ------         ------       ------       ------       ------       ------
      Total from investment operations               $ 0.48         $(0.20)      $ 0.42       $ 1.44       $ 1.12       $ 1.10
                                                     ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                         $(0.43)        $(0.86)      $(0.87)      $(0.91)      $(0.93)      $(0.94)
  From net realized gain on
    investments and foreign
    currency transactions                              --             --          (0.03)        --           --           --
  In excess of net investment income+++                --             --           --          (0.00)        --           --
  In excess of net realized gain on
    investments and foreign currency transactions      --             --          (0.01)        --           --           --
  From paid-in capital                                 --             --           --           --           --          (0.02)
                                                     ------         ------       ------       ------       ------       ------
      Total distributions declared to
        shareholders                                 $(0.43)        $(0.86)      $(0.91)      $(0.91)      $(0.93)      $(0.96)
                                                     ------         ------       ------       ------       ------       ------
Net asset value - end of period                      $12.07         $12.02       $13.08       $13.57       $13.04       $12.85
                                                     ======         ======       ======       ======       ======       ======
Total return(+)                                        4.10%++       (1.51)%       3.22%       11.36%        8.99%        8.67%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                         0.95%+         0.92%        0.96%        0.98%        1.02%        1.00%
    Net investment income                              7.11%+         6.97%        6.61%        6.61%        7.12%        7.10%
Portfolio turnover                                      150%           290%         343%         333%         446%         377%
Net assets at end of period (000 Omitted)          $736,367       $738,936     $866,388     $708,021     $541,710     $514,892
  + Annualized.
 ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
                                           SIX MONTHS ENDED         ----------------------------------------------------------
                                           OCTOBER 31, 2000           2000         1999         1998         1997         1996
                                                (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $11.98         $13.04       $13.52       $12.99       $12.79       $12.69
                                                     ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income                              $ 0.39         $ 0.78       $ 0.78       $ 0.79       $ 0.83       $ 0.85
  Net realized and unrealized gain
    (loss) on investments and foreign currency         0.05          (1.07)       (0.45)        0.54         0.19         0.13
                                                     ------         ------       ------       ------       ------       ------
      Total from investment operations               $ 0.44         $(0.29)      $ 0.33       $ 1.33       $ 1.02       $ 0.98
                                                     ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                         $(0.39)        $(0.77)      $(0.77)      $(0.80)      $(0.82)      $(0.85)
  From net realized gain on investments
    and foreign currency transactions                  --             --          (0.03)        --           --           --
  In excess of net investment income+++                --             --           --          (0.00)        --          (0.01)
  In excess of net realized gain on
    investments and foreign currency transactions      --             --          (0.01)        --           --           --
  From paid-in capital                                 --             --           --           --           --          (0.02)
                                                     ------         ------       ------       ------       ------       ------
      Total distributions declared to
       shareholders                                  $(0.39)        $(0.77)      $(0.81)      $(0.80)      $(0.82)      $(0.88)
                                                     ------         ------       ------       ------       ------       ------
Net asset value - end of period                      $12.03         $11.98       $13.04       $13.52       $12.99       $12.79
                                                     ======         ======       ======       ======       ======       ======
Total return                                           3.75%++       (2.21)%       2.54%       10.52%        8.16%        7.90%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                         1.65%+         1.62%        1.66%        1.68%        1.76%        1.81%
    Net investment income                              6.41%+         6.27%        5.92%        5.90%        6.39%        6.29%
Portfolio turnover                                      150%           290%         343%         333%         446%         377%
Net assets at end of period (000 Omitted)          $283,146       $278,030     $299,523     $187,905     $123,000     $102,914

  + Annualized.
 ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
                                             SIX MONTHS ENDED         ----------------------------------------------------------
                                             OCTOBER 31, 2000           2000         1999         1998         1997         1996
                                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $11.97         $13.03       $13.52       $12.98       $12.79       $12.68
                                                       ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income                                $ 0.39         $ 0.78       $ 0.78       $ 0.78       $ 0.83       $ 0.85
  Net realized and unrealized gain (loss)
    on investments and foreign currency                  0.05          (1.07)       (0.46)        0.56         0.20         0.15
                                                       ------         ------       ------       ------       ------       ------
      Total from investment operations                 $ 0.44         $(0.29)      $ 0.32       $ 1.34       $ 1.03       $ 1.00
                                                       ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                           $(0.39)        $(0.77)      $(0.77)      $(0.80)      $(0.84)      $(0.85)
  From net realized gain on investments and
    foreign currency transactions                        --             --          (0.03)        --           --           --
  In excess of net investment income+++                  --             --           --          (0.00)        --          (0.02)
  In excess of net realized gain on investments
    and foreign currency transactions                    --             --          (0.01)        --           --           --
  From paid-in capital                                   --             --           --           --           --          (0.02)
                                                       ------         ------       ------       ------       ------       ------
      Total distributions declared to shareholders     $(0.39)        $(0.77)      $(0.81)      $(0.80)      $(0.84)      $(0.89)
                                                       ------         ------       ------       ------       ------       ------
Net asset value - end of period                        $12.02         $11.97       $13.03       $13.52       $12.98       $12.79
                                                       ======         ======       ======       ======       ======       ======
Total return                                             3.75%++       (2.21)%       2.48%       10.54%        8.27%        7.90%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                           1.65%+         1.62%        1.66%        1.68%        1.74%        1.74%
    Net investment income                                6.41%+         6.27%        5.92%        5.89%        6.44%        6.35%
Portfolio turnover                                        150%           290%         343%         333%         446%         377%
Net assets at end of period (000 Omitted)             $78,736        $77,687      $88,173      $42,229      $20,003      $17,330

   + Annualized.
  ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED APRIL 30,
                                                SIX MONTHS ENDED           ----------------------------------------------------
                                                OCTOBER 31, 2000             2000           1999          1998           1997*
                                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $12.03           $13.09         $13.58         $13.05         $13.15
                                                          ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                   $ 0.46           $ 0.91         $ 0.92         $ 0.94         $ 0.31
  Net realized and unrealized gain (loss)
    on investments and foreign currency                     0.03            (1.08)         (0.45)          0.55          (0.09)
                                                          ------           ------         ------         ------         ------
      Total from investment operations                    $ 0.49           $(0.17)        $ 0.47         $ 1.49         $ 0.22
                                                          ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                              $(0.45)          $(0.89)        $(0.92)        $(0.96)        $(0.32)
  From net realized gain on investments
    and foreign currency transactions                       --               --            (0.03)          --             --
  In excess of net investment income+++                     --               --             --            (0.00)          --
  In excess of net realized gain on investments and
    foreign currency transactions                           --               --            (0.01)          --             --
                                                          ------           ------         ------         ------         ------
      Total distributions declared to shareholders        $(0.45)          $(0.89)        $(0.96)        $(0.96)        $(0.32)
                                                          ------           ------         ------         ------         ------
Net asset value - end of period                           $12.07           $12.03         $13.09         $13.58         $13.05
                                                          ======           ======         ======         ======         ======
Total return                                                4.17%++         (1.21)%         3.56%         11.72%          1.70%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                              0.65%+           0.62%          0.65%          0.68%          0.69%+
    Net investment income                                   7.44%+           7.26%          6.90%          6.95%          7.19%+
Portfolio turnover                                           150%             290%           343%           333%           446%
Net assets at end of period (000 Omitted)                $11,863           $6,873         $9,256         $9,249         $9,593

  * For the period from the inception of Class I shares, January 2, 1997, through April 30, 1997.
  + Annualized.
 ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over- the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $(54,141,199) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2007, $(12,839,198) and April 30, 2008, $(41,302,001).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                        BASED ON GROSS INCOME
-------------------------------------------------  ---------------------------------------------
First $200 million                         0.225%  First $20 million                       2.75%
In excess of $200 million                  0.191%  In excess of $20 million                2.34%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $8,546 for the six months ended October 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $75,666 for the six months ended October 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer (reduced to a maximum of 0.15% per annum for the fund shares sold prior to March 1, 1991) and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum will commence on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $134,220 for the six months ended October 31, 2000. Fees incurred under the distribution plan during the six months ended October 31, 2000, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $40,147 and $45,890 for Class B and Class C shares, respectively, for the six months ended October 31, 2000. Fees incurred under the distribution plan during the six months ended October 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2000, were $25,590, $256,306, and $5,294 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                         PURCHASES                  SALES
---------------------------------------------------------------------------------------------------------
U.S. government securities                                          $1,282,329,969         $1,184,028,409
                                                                    --------------         --------------
Investments (non-U.S. government securities)                        $  587,426,690         $  670,433,420
                                                                    --------------         --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                             $1,122,766,517
                                                                                           --------------
Gross unrealized depreciation                                                              $  (51,701,297)
Gross unrealized appreciation                                                                  11,313,498
                                                                                           --------------
    Net unrealized depreciation                                                            $  (40,387,799)
                                                                                           ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        SIX MONTHS ENDED OCTOBER 31, 2000                 YEAR ENDED APRIL 30, 2000
                                        ---------------------------------         ---------------------------------
                                             SHARES                AMOUNT              SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                              12,193,806         $ 146,279,257          27,601,486         $ 342,146,564
Shares issued to shareholders in
  reinvestment of distributions           1,770,803            21,249,836           3,564,990            44,004,826
Shares reacquired                       (14,408,687)         (173,052,275)        (35,927,244)         (444,307,562)
                                        -----------         -------------         -----------         -------------
    Net decrease                           (444,078)        $  (5,523,182)         (4,760,768)        $ (58,156,172)
                                        ===========         =============         ===========         =============

Class B shares
                                        SIX MONTHS ENDED OCTOBER 31, 2000                 YEAR ENDED APRIL 30, 2000
                                        ---------------------------------         ---------------------------------
                                             SHARES                AMOUNT              SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                               2,782,040         $  33,332,402           8,392,944         $ 103,939,608
Shares issued to shareholders in
  reinvestment of distributions             536,279             6,418,152           1,052,675            12,949,701
Shares reacquired                        (2,977,640)          (35,668,672)         (9,207,578)         (113,130,256)
                                        -----------         -------------         -----------         -------------
    Net increase                            340,679         $   4,081,882             238,041         $   3,759,053
                                        ===========         =============         ===========         =============

Class C shares
                                        SIX MONTHS ENDED OCTOBER 31, 2000                 YEAR ENDED APRIL 30, 2000
                                        ---------------------------------         ---------------------------------
                                             SHARES                AMOUNT              SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                               1,327,371         $  15,905,730           3,423,107         $  42,297,657
Shares issued to shareholders in
  reinvestment of distributions             121,101             1,448,254             259,041             3,185,142
Shares reacquired                        (1,384,539)          (16,583,458)         (3,958,803)          (48,445,961)
                                        -----------         -------------         -----------         -------------
Net increase (decrease)                      63,933         $     770,526            (276,655)        $  (2,963,162)
                                        ===========         =============         ===========         =============

Class I shares
                                        SIX MONTHS ENDED OCTOBER 31, 2000                 YEAR ENDED APRIL 30, 2000
                                        ---------------------------------         ---------------------------------
                                             SHARES                AMOUNT              SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                 760,264         $   9,226,574             323,783         $   3,976,631
Shares issued to shareholders in
  reinvestment of distributions              27,833               334,637              47,733               589,946
Shares reacquired                          (376,921)           (4,573,619)           (507,284)           (6,212,460)
                                        -----------         -------------         -----------         -------------
Net increase (decrease)                     411,176         $   4,987,592            (135,768)        $  (1,645,883)
                                        ===========         =============         ===========         =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended October 31, 2000, was $4,463. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                       NUMBER OF
                                                       CONTRACTS    PREMIUMS
----------------------------------------------------------------------------
Outstanding, beginning of period                           1        $710,000
Options written                                            1         745,000
Options expired                                            1        (710,000)
                                                                    --------
Outstanding, end of period                                 1        $745,000
                                                                    ========

At October 31, 2000, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
At October 31, 2000, forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $46,653 with Deutsche Bank.

At October 31, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                      UNREALIZED
                                                                    APPRECIATION
DESCRIPTION                EXPIRATION  CONTRACTS     POSITION     (DEPRECIATION)
-------------------------------------------------------------------------------
U.S. Treasury Notes     December 2000        917         Long          $488,844
U.S. Treasury Bonds     December 2000        150         Long           (10,139)
                                                                       --------
                                                                       $478,705
                                                                       ========

At October 31, 2000, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.55% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                   DATE OF             SHARE/PAR
DESCRIPTION                                    ACQUISITION                AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  8.49s, 2022                                    6/22/1994             2,000,000       $1,386,250       $1,906,562
Airline Pass-Through Trust,
  10.875s, 2019                                  3/13/1996             1,481,550        1,481,550        1,117,726
Banco Nacional De Desenvolvi
  12.554s, 2008                                  4/26/2000             3,365,000        3,032,754        3,121,037
                                                                                                        ----------
                                                                                                        $6,145,325
                                                                                                        ==========

MFS(R) BOND FUND

TRUSTEES                                                    ASSISTANT TREASURERS
J. Atwood Ives - Chairman and Chief Executive               Mark E. Bradley*
Officer, Eastern Enterprises (diversified                   Robert R. Flaherty*
services company)                                           Laura F. Healy*
                                                            Ellen Moynihan*
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                        SECRETARY
                                                            Stephen E. Cavan*
William J. Poorvu - Adjunct Professor, Harvard
University Graduate School of Business                      ASSISTANT SECRETARY
Administration                                              James R. Bordewick, Jr.*

Charles W. Schmidt - Private Investor                       CUSTODIAN
                                                            State Street Bank and Trust Company
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                    INVESTOR INFORMATION
MFS Investment Management                                   For information on MFS mutual funds, call your
                                                            investment professional or, for an information
Jeffrey L. Shames* - Chairman and Chief                     kit, call toll free: 1-800-637-2929 any
Executive Officer, MFS Investment Management                business day from 9 a.m. to 5 p.m. Eastern time
                                                            (or leave a message anytime).
Elaine R. Smith - Independent Consultant
                                                            INVESTOR SERVICE
David B. Stone - Chairman, North American                   MFS Service Center, Inc.
Management Corp. (investment adviser)                       P.O. Box 2281
                                                            Boston, MA 02107-9906
INVESTMENT ADVISER
Massachusetts Financial Services Company                    For general information, call toll free:
500 Boylston Street                                         1-800-225-2606 any business day from
Boston, MA 02116-3741                                       8 a.m. to 8 p.m. Eastern time.

DISTRIBUTOR                                                 For service to speech- or hearing-impaired,
MFS Fund Distributors, Inc.                                 call toll free: 1-800-637-6576 any business day
500 Boylston Street                                         from 9 a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                                       this service, your phone must be equipped with
                                                            a Telecommunications Device for the Deaf.)
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                          For share prices, account balances, exchanges,
                                                            or stock and bond outlooks, call toll free:
PORTFOLIO MANAGER                                           1-800-MFS-TALK (1-800-637-8255) anytime from a
Geoffrey L. Kurinsky*                                       touch-tone telephone.

ASSOCIATE PORTFOLIO MANAGER                                 WORLD WIDE WEB
William J. Adams*                                           www.mfs.com

TREASURER
James O. Yost*

+Independent Trustee
*MFS Investment Management

MFS(R) BOND FUND                                                    ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116
                                             MFB-3  12/00  113M   11/211/311/811